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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF
1934

Date of Report (Date of earliest event reported) SEPTEMBER 8, 1999

                      COMPOST AMERICA HOLDING COMPANY, INC.
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             (Exact name of registrant as specified in its charter)

NEW JERSEY                           0-27832                    22-2603175
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(State or other                    (Commission                (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

ONE GATEWAY CENTER, 25TH FLOOR, NEWARK, NEW JERSEY                 07102
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  (Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code (973) 297-5400

                                       N/A
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         (Former name or former address, if changed since last report.)


PLEASE ADDRESS ALL CORRESPONDENCE TO:   Mark Gasarch, Esq.
                                        40 West 57th Street
                                        33rd Floor
                                        New York, New York 10019
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company's financial statements for its fiscal year ended April 30, 1998 were audited by Arthur Andersen LLP, Certified Public Accountants.

(i) On September 8, 1999 Arthur Andersen LLP resigned as the Company's independent public accountants.

(ii) The report of Arthur Andersen LLP on the Company's financial statements for the fiscal year ended April 30, 1998 contained no adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope, or accounting principles, except that the final paragraph of that report stated:

      "The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company has a significant working capital deficit and an accumulated deficit, has incurred losses since its inception and was in default of certain loan and Preferred stock covenants and payments on debt that give the lenders and Preferred stockholders certain rights. These matters raise substantial doubt about the Company's ability to continue as a going concern. Further, the Company's growth strategy will require substantial additional funds. Management plans in regard to these matters are described in Note 2. The accompanying financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or amounts and classifications of liabilities that might result should the Company be unable to continue as a going concern."

(iii) The decision by the Company to change accountants was approved by the Company's audit committee of the board of directors and by the board of directors itself.

(iv)(A) There were no disagreements between the Company and Arthur Andersen LLP, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

(iv)(B) Arthur Andersen LLP has NOT advised the Company that:

      (1) internal controls necessary to develop reliable financial statements did not exist; or

      (2) information has come to their attention which made them unwilling to rely upon management's representations, or made them unwilling to be associated with the financial statements prepared by management; or
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      (3) the scope of the audit should be expanded significantly, or information has come to their attention that they have concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal year ended April 30, 1999.

On September 9, 1999 the Company engaged Rothstein, Kass & Company, P.C. as their accountants to render its report on the Company's financial statements for the fiscal year ended April 30, 1999.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a) and (b) -     none

(c) Exhibits      16.1  -     Letter Reporting Change in Certifying
                              Accountant from Arthur Andersen LLP
                              (to be filed by amendment)
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 14, 1999

                              COMPOST AMERICA HOLDING COMPANY, INC.
                              (Registrant)


                              By: /s/ ANTHONY CIPOLLONE
                                  ---------------------------
                                  Anthony Cipollone
                                  Treasurer